UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

ATLANTIC INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Federal Street Billerica, MA	01821
(Address of Principal Executive Offices)	(zip code)

(781) 460-6016

(Registrant’s telephone number, including area code)

SeqLL Inc.

(Former name or former address, if changed since last report)

Securities registered or to be registered as pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement

Amended and Restated Agreement and Plan of Reorganization

As previously reported, on June 4, 2024, Atlantic International Corp. (then known as SeqLL, Inc.), a Delaware corporation (the “Company”), SeqLL Merger LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Purchaser Sub”), Atlantic Acquisition Corp, a Delaware corporation (“Atlantic”), Atlantic Merger LLC, a Delaware limited liability company and a majority-owned subsidiary of Atlantic (“Atlantic Merger Sub”), Lyneer Investments, LLC a Delaware limited liability company (“Lyneer”), and IDC Technologies, Inc., a California corporation (“IDC”), entered into an Amended and Restated Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which (i) Atlantic Merger Sub will be merged with and into Lyneer, with Lyneer continuing as the surviving entity (the “Lyneer Merger”) and (ii) Purchaser Sub will be subsequently be merged with and into Lyneer with Lyneer continuing as the surviving entity and as a wholly-owned subsidiary of the Company (the “SeqLL Merger” and together with the Lyneer Merger, the “Mergers”)

On June 12, 2024, the Company entered into Amendment No 1 to the Merger Agreement to reflect a decline in the market price of SeqLL common stock since the execution of the Merger Agreement. The Merger Price (as defined in the Merger Agreement) was reduced from $3.10 to $2.36 per share. All other principal terms of the Merger Agreement remain the same.

A copy of the Amendment No 1 to the Merger Agreement is attached hereto as Exhibit 2.1.

Item 5.03 Amendments to Articles of Incorporation Bylaws; Change in Fiscal Year

On June 13, 2024, in preparation for the Mergers described in Item 1.01 above, the Company changed its name from SeqLL Inc. to Atlantic International Corp. A copy of the amendment to the Company’s Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to the Amended and Restated Agreement and Plan of Reorganization dated as of June 12, 2024*
3.1	Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation of SeqLL Inc.
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2024	ATLANTIC INTERNATIONAL CORP.

	By:	/s/ Daniel Jones
Daniel Jones
Chief Executive Officer